SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 13, 2002

                            MEDALLION FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)

   Delaware                        000-27812                       04-3291176
   --------                        ---------                       ----------
(State or other
jurisdiction of                   (Commission                   (IRS Employer
incorporation)                    File Number)                Identification No)

                               437 Madison Avenue

                            New York, New York 10022

               (Address of principal executive offices) (Zip Code)
                                 (212) 328-2100
                                 --------------

              (Registrant's telephone number, including area code)



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Item 5. Other Events.

     On September 13, 2002, Medallion Financial Corp. (the "Company") and Medallion Business Credit, LLC ("MBC") amended the Second Amended and Restated Loan Agreement, dated as of September 22, 2000 (as amended by Amendments 1 through 5 the "Parent Credit Agreement"), by and among the Company and MBC, as borrowers thereunder, each of the lenders therein named (the "Lenders") and Fleet National Bank ("Fleet") as agent for the Lenders.

     There is presently approximately $52,800,000 outstanding under the Parent Credit Agreement. There are monthly mandatory amortization payments until the facility matures on August 31, 2003. There are no financial covenants other than the borrowing base covenant.

     On September 13, 2002, Medallion Funding Corp., ("Funding") a wholly owned subsidiary of the Company, amended the (i) Amended and Restated Loan Agreement, dated as of December 24, 1997 (as amended by Amendments 1 through 8, the "Funding Credit Agreement") by and among Funding, the lenders party thereto (the "Funding Lenders") and Fleet as agent for the Funding Lenders; and (ii) the Note Purchase Agreement, dated as of June 1, 1999 (as amended by Amendments 1 through 4, the "Amended Note Purchase Agreement"), between Funding and each of the purchasers named therein (the "Note Purchasers").

     There is presently approximately $57,200,000 outstanding under the Funding Credit Agreement and the Amended Note Purchase Agreement. There are monthly mandatory amortization payments until the facilities mature on August 31, 2003. There are no financial covenants in either facility other than the borrowing base covenant.

     On September 13, 2002, a substantial part of the Company's medallion loan portfolio was financed by Taxi Medallion Loan Trust I (the "Trust"), a special-purpose entity that is 100% beneficially owned by Funding (the "Financing"). In connection with the Financing, Funding sold and contributed medallion loans held by it to the Trust. The Trust entered into a Loan and Security Agreement (the "Loan Agreement") with Merrill Lynch Bank USA (the "Bank"), as lender, under which the Bank provided a $250 million revolving credit facility with available borrowings to be based upon a specified percentage of the aggregate outstanding principal of medallion loans held by the Trust. At closing, the Trust borrowed $101,329,934.60 and paid an aggregate amount of $94,329,934.60 after reserves, fees and expenses to Funding as payment for the medallion loans sold to it by Funding. Funding used this and other amounts to repay a portion of the outstanding principal under its existing credit facilities with the Funding Lenders and the Note Purchasers. Funding obtained some of the medallion loans by exchanging commercial loans for medallion loans with the Company. Funding will act as servicer for the loans held by the Trust.

     Borrowings under the Loan Agreement bear interest at a floating interest rate that is based on a spread over LIBOR.


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     The obligations of the Trust under the Loan Agreement are collateralized by a pledge of the medallion loans held by the Trust. The agreements evidencing and relating to the Loan Agreement contain customary representations, warranties and covenants. The maturity date under the Loan Agreement is September 12, 2003, although it may extend to September 12, 2004, under certain circumstances.

     The Company, Funding and the Trust entered into the following additional agreements in connection with the Financing:

     o Loan Sale and Contribution Agreement (the "Contribution Agreement"), dated as of September 13, 2002, between the Company and the Trust, whereby Funding sold and contributed a substantial part of its medallion loan portfolio to the Trust;

     o Loan Sale and Exchange Agreement (the "Exchange Agreement"), dated as of September 13, 2002, between the Company and Funding, whereby Funding exchanged certain secured commercial loans with the Company in exchange for certain loans secured by medallion loans;

     o Servicing Agreement (the "Servicing Agreement"), among Funding, the Trust and the Bank, dated as of September 13, 2002, whereby Funding shall service and administer the medallion loans held by the Trust;

     o Custodial Agreement (the "Custodial Agreement"), dated as of September 13, 2002, among the Bank, the Trust, Funding and Wells Fargo Bank Minnesota, National Association ("Wells Fargo"), whereby Wells Fargo took possession of certain documents as custodian for the Bank, lender under the Loan Agreement; and

     o Amended and Restated Trust Agreement (the "Trust Agreement"), dated as of September 13, 2002, amending and restating the Trust


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          Agreement, dated as of August 2, 2002, which was entered into for purpose of forming the Trust as a statutory trust.

     A copy of (i) Amendment No. 5 to the Parent Credit Agreement, (ii) Amendment No. 8 to the Funding Credit Agreement, (iii) Fourth Amendment to the Amended Note Purchase Agreement, (iv) the Contribution Agreement, (v) the Exchange Agreement, (vi) the Servicing Agreement, (vii) the Custodial Agreement,
(viii) the Trust Agreement and (ix) the press release issued by the Company on September 18, 2002 are included as exhibits to this filing and are incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     10.1 Amendment No. 5 to Second Amended and Restated Loan Agreement and Limited Waiver, dated as of September 11, 2002, by and among the Company, MBC, the Lenders and Fleet.

     10.2 Amendment No. 8 to Amended and Restated Loan Agreement, Limited Waiver and Consent, dated as of September 11, 2002, by and among Funding, the Funding Lenders and Fleet.

     10.3 Fourth Amendment to the Note Purchase Agreements, Limited Waiver and Consent, dated as of September 11, 2002, by and among Funding and the Note Purchasers.

     10.4 Loan and Security Agreement, dated as of September 13, 2002, between the Trust and the Bank.

     10.5 Loan Sale and Contribution Agreement, dated as of September 13, 2002, between the Company and the Trust.

     10.6 Loan Sale and Exchange Agreement, dated as of September 13, 2002, between the Company and Funding.

     10.7 Servicing Agreement, among Funding, the Trust and the Bank, dated as of September 13, 2002.

     10.8 Custodial Agreement, dated as of September 13, 2002, among the Bank, the Trust, Funding and Wells Fargo.

     10.9 Amended and Restated Trust Agreement, dated as of September 13, 2002, by and between Funding and Wachovia Trust Company, National Association.

     99.1   Press Release dated September 18, 2002.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 18, 2002                MEDALLION FINANCIAL CORP.
                                        (Registrant)

                                        By: /s/ James E. Jack
                                            ------------------------------
                                            Name:  James E. Jack
                                            Title: Chief Financial Officer


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                                  EXHIBIT INDEX


     10.1 Amendment No. 5 to Second Amended and Restated Loan Agreement and Limited Waiver, dated as of September 11, 2002, by and among, the Company, MBC, the Lenders and Fleet.

     10.2 Amendment No. 8 to Amended and Restated Loan Agreement, Limited Waiver and Consent, dated as of September 11, 2002, by and among Funding, the Funding Lenders and Fleet.

     10.3 Fourth Amendment to the Note Purchase Agreements, Limited Waiver and Consent, dated as of September 11, 2002, by and among Funding and The Notes Purchasers.

     10.4 Loan and Security Agreement, dated as of September 13, 2002, between the Trust and the Bank.

     10.5 Loan Sale and Contribution Agreement, dated as of September 13, 2002, between the Company and the Trust.

     10.6 Loan Sale and Exchange Agreement, dated as of September 13, 2002, between the Company and Funding.

     10.7 Servicing Agreement, among Funding, the Trust and the Bank, dated as of September 13, 2002.

     10.8 Custodial Agreement, dated as of September 13, 2002, among the Bank, the Trust, Funding and Wells Fargo.

     10.9 Amended and Restated Trust Agreement, dated as of September 13, 2002, by and between Funding and Wachovia Trust Company, National Association.

     99.1   Press Release dated September 18, 2002.


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